UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 17, 2023

Date of Report (Date of earliest event reported)

Aprea Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39069	84-2246769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3805 Old Easton Road Doylestown, PA (Address of principal executive offices)	18902 (Zip Code)

Registrant's telephone number, including area code: (617) 463-9385 (Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	APRE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 17, 2023, Aprea Therapeutics, Inc. (the “Company”) dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm. The dismissal of EY was approved by the audit committee (the “Audit Committee”) of the board of directors of the Company. The reports of EY on the financial statements of the Company as of and for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

On April 17, 2023, in connection with the Company’s dismissal of EY, the Company engaged EisnerAmper LLP (“EisnerAmper”) as its new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2023. The decision to retain EisnerAmper was approved by the Audit Committee.

During the years ended December 31, 2022 and 2021 and through the date of this Current Report on Form 8-K, there were no disagreements between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in connection with its reports for such fiscal years and there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided EY with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested EY to furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 18, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2022 and 2021 and the subsequent interim period through April 17, 2023, neither the Company nor anyone on its behalf consulted with EisnerAmper regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements and, neither a written report nor oral advice was provided to the Company that EisnerAmper concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, (iii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or (iv) any “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aprea Therapeutics, Inc.

Dated: April 18, 2023	By:	/s/ Oren Gilad
	Name:	Oren Gilad
	Title:	President and Chief Executive Officer